EXHIBIT 10.2
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                             BARCLAYS BANK PLC
                      Birmingham Corporate Banking Centre
           P.O. Box No. 5960, 15 Colmore Row, Birmingham B3 2EP

Private & Confidential
The Directors                               Direct Dial: (0121)480 5531
Simpson Strong-Tie International Inc.       Fax. No: (0121)480 5506
Phoenix Road                                Ext. No:
Hawks Green                                          SCB/KH/PAG
CANNOCK
Staffordshire    WS11 2LR                   20 June 1997

Dear Sirs

SIMPSON STRONG-TIE INTERNATIONAL INC.
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We are writing to confirm that we have agreed facilities for the above company as described below. The facilities are repayable upon demand at any time, but subject to this overriding condition, the limits have been marked forward for review by 15th June 1998.

FACILITIES
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Overdraft                       GBP250,000 (two hundred and fifty
                                thousand pounds

Rental Guarantee to Royal       GBP470,000 (four hundred and seventy
London                          thousand pounds

HM Customs & Excise
Guarantee                       GBP10,000 (2 x GBP5,000)
Company Barclaycard             GBP15,000 (fifteen thousand pounds)
BACs                            GBP70,000(seventy thousand pounds)

Purpose                         To assist with the working capital
                                requirements of the company

Interest/Commission/Fees        Interest will charged at a rate of 2%
                                above Barclays Bank's Base Rate current
                                from time to time.

                                No amounts may be drawn in excess of the agreed facility but if exceptionally the Bank pays amounts which are not agreed in advance and which create an excess position, then a borrowing margin of 15% will apply to the unauthorised amounts calculated daily.

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                                Interest will be charged quarterly in
                                arrears in March, June, September and
                                December, or at such other intervals as
                                the Bank my notify to you.

                                Base Rate is currently 6.5% and
                                variations in Base Rate are published in the press.

                                Commission will be charged in line with
                                the Bank tariff current from time to
                                time, a copy of which is in your
                                possession. The tariff is usually
                                reviewed annually in May.

                                Commission in respect of the Rental
                                Guarantee will be charged at a reate of
                                0.45% per annum.

                                Additionally, the non-transactional
                                costs incurred reviewing, controlling
                                and monitoring the account will be
                                recovered by way of an account
                                management time charge.

                                The commission and management time
                                charge will be debited quarterly in
                                arrears in March, June, September and
                                December.

                                A renewal fee of GBP500 will be charged
                                on acceptance of this letter.

Security                        The facility will be secured/guaranteed
                                by:

                                1.  Standby Letter of Credit in the sum
                                    of GBP470,000 from the Union Bank re
                                    the Rental Guarantee to Royal
                                    London.

                                2.  A Guarantee from Simpson
                                    Manufacturing Inc in respect of the
                                    remaining facilities

                                and any other security which is now
                                held or hereinafter may be held by the
                                Bank, all of which security is to be
                                available as cover for all liabilities
                                of the Borrower whether actual or
                                contingent to the Bank at any time.

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Condition Precedent             The facility is conditional upon the
                                Standby Letter of Credit being renewed
                                at its expiry dates.

Information                     The Borrower will provide the Bank with:

                                Copies of its audited, trading and
                                consolidated profit and loss account and balance sheet as soon as they are available, and not later than 180 days from the end of each accounting reference period.

Acceptance                      This offer will be available for
                                acceptance until 19th July 1997 after
                                which date, the offer will lapse unless
                                extended in writing by the Bank.

                                Acceptance will be signified by signing
                                and returning the attached copy letter

Yours faithfully,

/s/S C Brettell
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S C BRETTELL
CORPORATE MANAGER